                                                                EXHIBIT 10.2




                   ITEM PROCESSING SERVICES AGREEMENT BETWEEN
                                    IMPERIAL
                                      AND
                             CALIFORNIA UNITED BANK

This Agreement for Item Processing Services is made between IMPERIAL BANK, a California corporation("IMPERIAL"), and CALIFORNIA UNITED BANK, a California corporation ("CUSTOMER") who agree as follows:

1. SERVICES PROVIDED

a.) IMPERIAL will furnish to CUSTOMER and CUSTOMER will obtain from IMPERIAL, services as more fully set forth in Exhibit "A", attached hereto and incorporated herein by this reference (the "SERVICES").

b.) The SERVICES will be at the levels set forth in Exhibit "C", attached hereto and incorporated herein by this reference.

c.) IMPERIAL reserves the right to make additions to, or changes in, the SERVICES. IMPERIAL will notify CUSTOMER of such changes and additions not less than sixty (60) days prior to their effective date.

2. PRICE AND PAYMENT SCHEDULE

a.) For the SERVICES, CUSTOMER will pay IMPERIAL the amount stated in a monthly billing statement submitted to CUSTOMER by IMPERIAL. Said billing will be calculated in accordance with the price schedule attached hereto as Exhibit "B" and incorporated herein by this reference.

b.) CUSTOMER shall pay IMPERIAL in full within thirty (30) days of the date of each billing statement.

c.) Any non-disputed amounts not paid in conformance with subparagraph 2 b.) shall be subject to a service charge of twelve percent (12%) per year. Such service charge shall begin to accrue thirty (30) days following the billing date.

3. TERM OF AGREEMENT

a.) This Agreement shall be effective as of ACCEPTANCE DATE and shall remain in effect for thirty-six (36) months (the "Term"). This Agreement shall automatically renew for a like Term unless written notice of termination is delivered by either party to the other at least one hundred twenty (120) days prior to the expiration date of the then current Term.

b.) The charges to CUSTOMER for SERVICES for any additional or extended Term shall, at IMPERIAL'S option, be subject to increase in the manner provided in paragraph 4.

4. PRICE SCHEDULE ADJUSTMENTS

a.) The prices set forth in Exhibit "B" may, at IMPERIAL'S discretion, be subject to annual adjustments effective every January 1 after the second anniversary of the contract, as follows:

b.) The base for computing the fee adjustment is the rate of growth, over the previous twelve (12) months, in the Consumer Price Index for All Urban Households-Los Angeles, California, published by the United States Department of Labor, Bureau of Labor Statistics. Charges for Exhibit "B" SERVICES, shall be adjusted by the percentage change in CPI recorded over the most recent twelve (12) month period for which the number is available. The new charges for Exhibit "B" SERVICES shall be the charges so calculated or the current prices, whichever is greater.

ITEM PROCESSING SERVICES AGREEMENT BETWEEN IMPERIAL AND CALIFORNIA UNITED BANK (CONTINUED):

5. COMMENCEMENT OF SERVICES

a.) IMPERIAL and CUSTOMER agree and acknowledge that SERVICES described in this Agreement will be performed at IMPERIAL'S Redondo Beach Operation Center or other facility at IMPERIAL'S option with CUSTOMER's consent, such consent shall not be unreasonably withheld . SERVICES shall commence on a date mutually agreed upon.

6. TERMINATION: LIQUIDATED DAMAGES

a.) In the event IMPERIAL changes the SERVICES provided per Exhibit "A" in such a way as to make them less than what the CUSTOMER contracted for, CUSTOMER may terminate this Agreement without penalty or further obligation upon the giving of not less than sixty (60) days prior written notice. Notice must be communicated to IMPERIAL within sixty (60) days of receipt by CUSTOMER of the notice from IMPERIAL regarding said changes in SERVICES.

b.) IMPERIAL shall have thirty (30) days after receipt of written notice from CUSTOMER about failure to meet the requirements of the Service Level Agreement (Exhibit "C") or any obligation or provision contained in this Agreement, in which to cure such failure. Should IMPERIAL be unable to restore service levels within the thirty (30) day cure period, CUSTOMER has the right to cancel this Agreement without penalty or liquidated damages.

c.) Except as provided above, there may be circumstances in which CUSTOMER desires IMPERIAL to discontinue one or more of the SERVICES prior to the expiration date of this Agreement. In such event, IMPERIAL will suffer a substantial injury that is difficult to accurately estimate. Accordingly, the parties agree on the amount specified below as a reasonable estimate of the probable IMPERIAL loss, which shall be paid to IMPERIAL as liquidated damages in the event of any such early termination by CUSTOMER. CUSTOMER may terminate any or all SERVICES during the first year by giving at least 180 days written notice and paying a termination fee equal to four times the average monthly invoice as calculated over the lesser of the previous three (3) months or the months since the commencement of the SERVICES. During or after the second year, the CUSTOMER may terminate any or all SERVICES by giving 120 days written notice and paying a termination fee equal to three times the average monthly invoice as calculated over the prior three (3) months.

d.) In the event of any termination, CUSTOMER shall remain obligated to compensate IMPERIAL for any SERVICES provided by IMPERIAL for the period up to and including the effective date of such termination plus any expenses incurred for transfer of the CUSTOMER data to a new processor.

7. COURIER SERVICE

a.) The parties acknowledge that it will be necessary to transport items and other data from CUSTOMER to IMPERIAL and data must be transported from IMPERIAL to CUSTOMER. Cost of transportation shall be the sole responsibility of CUSTOMER.

b.) CUSTOMER has the right to make provision for the needed transportation as set forth in Subparagraph a.). Should CUSTOMER not make provision for service, or request that IMPERIAL make arrangements, then IMPERIAL shall make arrangements for service.

c.) CUSTOMER shall pay IMPERIAL for all charges or costs incurred by IMPERIAL in contracting for said courier service.

ITEM PROCESSING SERVICES AGREEMENT BETWEEN IMPERIAL AND CALIFORNIA UNITED BANK (CONTINUED):

d.) When, at CUSTOMER request, IMPERIAL contracts with a courier service, said courier service shall maintain insurance in an amount adequate to cover the cost of reconstructing items and other property transported by courier service. IMPERIAL shall, upon CUSTOMER'S request, supply CUSTOMER with a copy of the contract between IMPERIAL and courier service.

e.) It is understood that IMPERIAL shall not have, or assume, any liability for items, records, or data until they have reached IMPERIAL premises and shall have no responsibility or liability for them after they leave IMPERIAL premises.

f.) The courier service shall at all times be deemed the independent contractor of CUSTOMER, and shall not, at any time or under any circumstances, be deemed the agent or employee of IMPERIAL.

8. RESPONSIBILITIES OF IMPERIAL

a.) IMPERIAL shall use reasonable care in providing SERVICES to CUSTOMER. Should there be a loss due to IMPERIAL machines, operators, programmers or other employees or agents, IMPERIAL'S sole responsibility shall be to correct any errors. IMPERIAL shall have no responsibility or incur any obligation or liability other than the correction of any document, record or data. In no event shall IMPERIAL be liable to CUSTOMER for consequential or special damages arising from this Agreement or its performance under the Agreement even if IMPERIAL has been apprised of the likelihood of the same.

b.) IMPERIAL agrees to maintain fidelity insurance for its employees, with a coverage appropriate for providers of item processing services.

c.) IMPERIAL shall not be responsible, and have no liability to CUSTOMER for any delay, loss, damage, expense, or cost, due to causes or events beyond IMPERIAL control, including without limitation, any act of God, interruption of power, utility or communication services, acts of civil or military authority, sabotage, explosion, accident, fire, strike or other labor problems (exclusive of IMPERIAL labor problems), legal action, government order, rule or regulation, or shortages of manufacturers' supplies of suitable materials, labor, or transportation. In addition, the time for IMPERIAL performance of its obligations shall be extended to include the period of time IMPERIAL was delayed or prevented from performing SERVICES hereunder by reason of any of the above causes.

d.) IMPERIAL will maintain and test the Disaster Recovery plans to be used in the event IMPERIAL computer equipment or software is partially or completely disabled. Such plans will include recovery procedures and back-up arrangements for equipment where economically justified. In any recovery efforts that may be necessary, remote item processing and back room operation of CUSTOMER will receive the same degree of priority as service performed for other IMPERIAL customers.

e.) IMPERIAL shall periodically engage an independent certified public accounting firm to perform a review of controls within IMPERIAL facilities, and with respect to the remote item processing and back room SERVICES provided by IMPERIAL in accordance with applicable American Institute of Certified Public Accountants guidelines. IMPERIAL will notify CUSTOMER of the accountant so selected and will provide CUSTOMER with a copy of said review. CUSTOMER agrees that the accountant engaged by IMPERIAL shall have sole authority and responsibility for the review. CUSTOMER'S internal and external auditors may contact either accountant or IMPERIAL to resolve any questions regarding controls within IMPERIAL facilities or with respect to the SERVICES provided.

ITEM PROCESSING SERVICES AGREEMENT BETWEEN IMPERIAL AND CALIFORNIA UNITED BANK (CONTINUED):

9. RESPONSIBILITIES OF CUSTOMER

a.) CUSTOMER shall furnish, at its own expense, any special forms, entry tickets, envelopes, or other forms required in connection with the processing of Items by IMPERIAL.

b.) CUSTOMER shall maintain adequate supporting materials (i.e. exact copies of the items, records, and other data supplied to IMPERIAL). If loss of any such item, record, or data is due to IMPERIAL negligence, acts, or omissions, then IMPERIAL liability shall be limited to the cost of reconstructing such item, record, or data.

c.) CUSTOMER shall be responsible for the accuracy and completeness of all items or other data furnished to IMPERIAL.

d.) CUSTOMER shall, upon IMPERIAL's request, provide written notice of confirmation and verification of any instructions given by CUSTOMER, its agents, employees, officers, directors, or assigns to IMPERIAL in connection with IMPERIAL performance under this Agreement.

e.) CUSTOMER shall be obligated to notify IMPERIAL within thirty (30) days of
(i) receipt by CUSTOMER of any data, reports, or material believed to contain errors made by IMPERIAL, or, (ii) CUSTOMER'S notification by CUSTOMER'S depositor of any error believed to have been made by IMPERIAL. If CUSTOMER'S notification of IMPERIAL is delayed beyond the thirty (30) day period, IMPERIAL is relieved of its responsibility to correct such errors, reports, data or materials.

10. CUSTOMER'S DUTY TO INDEMNIFY

a.) CUSTOMER agrees to defend and indemnify and hold IMPERIAL free and harmless from any and all liabilities, losses, damages, expenses, or costs, including reasonable attorneys' fees except only for IMPERIAL'S gross negligence or willful misconduct, arising out of, or in connection with i) data submitted by CUSTOMER to IMPERIAL; or ii)any action taken by IMPERIAL in good faith to perform IMPERIAL's obligations hereunder, including without limitation acts or omissions in reliance upon any instruction, or instrument from CUSTOMER, its agents, employees, officers, director, or assigns.

b.) IMPERIAL shall notify CUSTOMER as soon as practicable of any claim subject to this indemnity provision.

c.) The agreement to defend, indemnify and hold IMPERIAL free and harmless from any and all liabilities, losses, damages, expenses or costs for either IMPERIAL acts or omissions or the acts or omissions of CUSTOMER as detailed above in this paragraph 10 shall continue in full force and effect after the termination of this agreement.

11. SOLE PROVIDER

a.) CUSTOMER agrees that IMPERIAL shall be the sole provider of the SERVICES. CUSTOMER shall not contract with another vendor or attempt to provide in-house the SERVICES or any portion for the initial Term or any renewal Term of this Agreement.

ITEM PROCESSING SERVICES AGREEMENT BETWEEN IMPERIAL AND CALIFORNIA UNITED BANK (CONTINUED):

12. CONFIDENTIALITY AND PROTECTION OF RECORDS

a.) All items and data submitted by CUSTOMER to IMPERIAL will be reasonably safeguarded by IMPERIAL. IMPERIAL agrees that all information communicated to it by CUSTOMER shall be received in strict confidence, shall be used only for purposes of this Agreement, and shall not be disclosed by IMPERIAL without the prior written consent of CUSTOMER, except as required by law, regulation or business necessity. IMPERIAL shall take all reasonable precautions to maintain the confidentiality of CUSTOMER's items, data and information and in no event less than that employed to protect its own proprietary information.

b.) IMPERIAL shall provide reasonable physical protection to safeguard against destruction, loss or theft of items. Such protection shall include controlled access to IMPERIAL'S facilities and systems for the suppression of fire.

c.) CUSTOMER acknowledges that all programming material, all drawings, diagrams, flow charts, specifications or other material furnished by IMPERIAL to CUSTOMER shall remain confidential and the proprietary property of IMPERIAL. CUSTOMER agrees to continue to treat such information as confidential and proprietary property of IMPERIAL and shall acquire no rights except to use such information solely for the proposed SERVICES and only for the period CUSTOMER is receiving SERVICES. CUSTOMER shall take all reasonable precautions to maintain the confidentiality of it and in no event less than that employed to protect its own proprietary information.

d.) CUSTOMER acknowledges that all material provided by IMPERIAL to CUSTOMER related to descriptions of SERVICES, Monthly Charges listed in Exhibit B and Service Levels described in Exhibit C have been prepared specifically for CUSTOMER and are confidential and will not be disclosed, except as required by law, regulation or business necessity. IMPERIAL processing fees vary from customer to customer based on specific volumes, exact tasks to be performed and range of SERVICES to be provided. The release of such information to parties outside of CUSTOMER'S institution would be harmful to IMPERIAL and CUSTOMER agrees that monetary damages would be inadequate and IMPERIAL shall be entitled to injunctive relief in addition.

13. DISCLAIMER OF REPRESENTATION AND WARRANTIES/REMEDIES

a.) Except as expressly provided in this Agreement, all SERVICES provided by IMPERIAL are made with no representations, warranties or guarantees, expressed or implied, including without limitation express and implied warranties as to merchantability or fitness for a particular purpose.

b.) The remedies provided herein are exclusive and in lieu of all warranties, representations or guarantees, expressed or implied, including without limitation any implied warranties of merchantability and the implied warranty of fitness for a particular purpose. CUSTOMER waives all other remedies.

14. GENERAL PROVISIONS

a.) It is understood and agreed by the parties that IMPERIAL is performing these SERVICES as an independent contractor and no joint venture, partnership, employment, agency, or other relationship is being created by this Agreement. IMPERIAL shall have the sole right to supervise, manage, control, and direct the performance of the SERVICES.

b.) Nothing in this Agreement shall prevent IMPERIAL from entering into similar agreements with other businesses.

ITEM PROCESSING SERVICES AGREEMENT BETWEEN IMPERIAL AND CALIFORNIA UNITED BANK (CONTINUED):

c.) This Agreement shall be governed by and construed according to the laws of the State of California. The parties hereto acknowledge and agree that this Agreement is entered into in Los Angeles County, California and any legal proceedings to enforce or interpret the provisions of this Agreement shall be filed and pursued in Los Angeles County, California.

d.) REFERENCE PROVISION:

         1) Each controversy, dispute or claim ("Claim") between the parties arising out of or relating to this Agreement, which is not settled in writing within ten days after the "Claim Date" (defined as the date on which a party gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in Los Angeles, California. Except as otherwise set forth herein, all reference proceedings shall be conducted in accordance with the provisions of Section 638 et seq. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any Claim, including whether such Claim is subject to the reference proceeding. The parties waive their rights to initiate any legal proceedings, including any reference hereunder against each other in any court or jurisdiction other than the Superior Court of Los Angeles (the "Court"). The referee shall be a retired Judge selected by mutual agreement of the parties, and if they cannot so agree within thirty days after the Claim Date, the referee shall be selected by the Presiding Judge of the Court. The referee shall be appointed to sit as a temporary judge, as authorized by law. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the Claim Date and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall entered pursuant to CCP 644 in the Court, unless timely contested or appealed as set forth in paragraph 14,d.)2), below. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and, request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties.

2) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee in same manner as if such final judgment, appealable order or appealable judgment were entered by the court. Any other new trial hereunder shall likewise be conducted in accordance with the reference procedure set forth herein. The parties expressly reserve the right to appeal findings of fact, conclusions of law, a written statement of decision. In the event of any appeal, the parties will comply with all statutory and case law requirements governing the timing and subject matter of appealable orders and judgments.

ITEM PROCESSING SERVICES AGREEMENT BETWEEN IMPERIAL AND CALIFORNIA UNITED BANK (CONTINUED):

e.) Should any legal action be brought to enforce the terms of this Agreement, the prevailing party shall be entitled to recover its reasonable costs and reasonable attorneys' fees from the non-prevailing party.

f.) All notices, requests, or other communications required or permitted under this Agreement shall be in writing and may be given by: (1) ordinary mail; (2) interoffice delivery; (3) personal delivery or (4) facsimile at party's address as set forth in the Execution portion of this Agreement, or to such other address as a party may specify from time to time in writing pursuant to this provision. Notice shall be deemed received three (3) days after deposit in the ordinary mail, postage prepaid; or one (1) day after deposit in the interoffice delivery; or immediately upon personal delivery or facsimile transmission with confirmation.

g.) No assignment of this Agreement or the rights and duties of the parties, shall be made in whole or in part without the written consent of the other party.

h.) The waiver by either party of any right hereunder shall not be deemed a waiver of any other right.

i.) Any person executing this Agreement on behalf of any business entity hereby warrants that he or she is authorized to execute this Agreement on behalf of such business entity.

THIS AGREEMENT IS EXECUTED ON BEHALF OF THE PARTIES BY DULY AUTHORIZED REPRESENTATIVES ON THE DATE SPECIFIED.

IMPERIAL                                CUSTOMER

CHARLES F. O'HARA                       BY:__________________________________

SENIOR VICE PRESIDENT                   TITLE:_______________________________

SIGNATURE:_________________________     SIGNATURE:___________________________

DATE:______________________________     DATE:________________________________

                                   EXHIBIT A
                     IMPERIAL ITEM PROCESSING SERVICES FOR
                             CALIFORNIA UNITED BANK

IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT FOR ITEM PROCESSING TO WHICH THIS IS EXHIBIT A, IMPERIAL WILL FURNISH THE FOLLOWING INDICATED SERVICES TO CUSTOMER (CUSTOMER TO INITIAL SERVICES DESIRED):

__________1. PROOF: On each business day (excluding Saturdays, Sundays, and holidays), CUSTOMER will deliver to the IMPERIAL Processing Center, checks and other items deposited to accounts with CUSTOMER, checks and other items drawn on CUSTOMER presented for encasement, and transactional entries generated by CUSTOMER, such as tellers' cash tickets, general ledger entries, and loan entries ("ITEMS").

a. CUSTOMER will contract with and pay for a courier, to pick up and deliver all work between CUSTOMER and IMPERIAL. The times of pick up and delivery will be mutually agreed upon from time to time. If IMPERIAL has not received the ITEMS from CUSTOMER locations appearing in Exhibit "C" by the agreed upon delivery times, IMPERIAL may, in its sole discretion and without liability, delay the processing for such ITEMS until the next business day.

b. CUSTOMER agrees to MICR encode documents to meet IMPERIAL requirements (ABA and Account Numbers.)

c. CUSTOMER agrees to microfilm all over-the-counter ITEMS submitted to IMPERIAL.

d. CUSTOMER agrees that all transactional entries, involving tellers' cash tickets, general ledger entries, or loan entries shall be in balance, and that IMPERIAL may return to CUSTOMER, unprocessed, any transactional entries that are not in balance.

e. CUSTOMER agrees to segregate all over-the-counter ITEMS into batches not to exceed three inches (3") in depth and to identify each such batch with an appropriate batch header, which batch header shall meet written requirements provided by IMPERIAL.

f. From the ITEMS submitted to IMPERIAL, IMPERIAL shall retrieve such "on-us" information as may be necessary for the proper accounting of the ITEMS and shall transmit this information, through telephone lines or by such other means as IMPERIAL may, from time to time, deem appropriate to CUSTOMER'S data processor for data processing.

g. CUSTOMER authorizes IMPERIAL to create ledger suspense entries, deposit corrections, or such other entries to balance transactions, except for those transactions outlined in Paragraph 1 d.) above, as may be necessary to the efficient processing of the ITEMS.

h. After IMPERIAL has completed the process of retrieving and processing, all over-the-counter ITEMS not drawn against CUSTOMER shall be forwarded for collection to such correspondent banks as CUSTOMER may designate from time to time in writing to IMPERIAL.

i. All ITEMS drawn against CUSTOMER and those ITEMS internally generated shall be returned to CUSTOMER or held by IMPERIAL in accordance with CUSTOMER'S written instructions.

__________2. DATA TRANSMISSION: IMPERIAL will cause data to be transmitted to CUSTOMER'S data processor. CUSTOMER and IMPERIAL acknowledge and agree that CUSTOMER has separately contracted with CUSTOMER'S data processor to provide data processing services for CUSTOMER and that IMPERIAL shall have no responsibility for the timeliness or quality of the service provided by CUSTOMER'S data processor. CUSTOMER'S data processor shall deliver directly to CUSTOMER all reports generated by it from the data transmitted by IMPERIAL and IMPERIAL shall have no responsibility for the timeliness of such delivery or for the adequacy or accuracy of the reports supplied by CUSTOMER'S data processor, except for errors caused by IMPERIAL failure to transmit information.

EXHIBIT A: IMPERIAL ITEM PROCESSING SERVICES FOR (BANK NAME)
(CONTINUED):

__________3. EXCEPTION ITEM PROCESSING: IMPERIAL will either reject or pay ITEMS listed on the appropriate report in accordance with instructions, either in writing or orally, by CUSTOMER'S authorized officer or employee. The name of CUSTOMER'S officer or employee giving such instruction shall be noted on the ITEM, or on such other record as IMPERIAL may establish, together with the nature of the instruction. If CUSTOMER has not instructed IMPERIAL regarding the disposition of any exception ITEM drawn against CUSTOMER by the agreed upon time each day, then IMPERIAL shall return it through the presentment chain to the depository bank or institution.

a. All returned ITEMS deposited at CUSTOMER not drawn against CUSTOMER, including checks not paid because of insufficient funds, uncollected funds, closed accounts, or any other rejected designation, shall be returned directly to CUSTOMER and shall not be the responsibility of IMPERIAL, except in cases where CUSTOMER may request in writing that IMPERIAL process an internally generated entry regarding such rejected ITEMS.

__________4. SCRUTINIZING: All inclearing items drawn against accounts at CUSTOMER, which are to be stored by IMPERIAL, will be bulk filed without examination, except for those inclearing items in excess of an amount defined in the Client Specification Document or those that are designated by CUSTOMER, which will be checked against signature specimens provided to IMPERIAL by CUSTOMER for proper maker's signature.

____N/A___ 5. IMAGE SIGNATURE VERIFICATION SYSTEM: IMPERIAL will install and maintain an image signature verification system at CUSTOMER locations. Signature specimens supplied by CUSTOMER will be scanned and added to the image files and updates will be transmitted to CUSTOMER locations daily.

__________6. STATEMENT RENDITION: All checks, drafts, and other orders for the payment of money drawn against accounts at CUSTOMER which are to be stored by IMPERIAL, will be retained by IMPERIAL until the end of each CUSTOMER'S account cycle, at which time the ITEMS will be sorted, filed with the monthly statement, and mailed to the depositor.

__________7. INCLEARINGS: CUSTOMER authorizes IMPERIAL to receive its inclearing items daily from the Federal Reserve Bank. IMPERIAL will balance the inclearing items to the cash letters, capture the items on magnetic media and microfilm, transmit the account information to CUSTOMER'S data processor, pull out for further handling the appropriate items for exception handling or scrutinizing, and deliver the items to bulk file storage.

__________8. CONVERSION: IMPERIAL will provide appropriate CUSTOMER personnel with the training necessary to ensure the smooth operation of item processing, including the organization of the daily work and the use of IMPERIAL forms and tickets. The one day training will be provided at a central location of CUSTOMER.

__________9. TIME FRAMES/CLIENT SPECIFICATION DOCUMENT: The parties agree to work together in good faith to arrive at mutually acceptable, commercially reasonable time deadlines for the various interfaces and transmissions of data and items between the parties and other affected entities. The parties hereby incorporate by reference the Imperial Bank Client Specification Document, as modified from time to time upon the parties' mutual agreement; if the parties are unable to reach initial agreement as to the procedures and time-frames contained in the Client Specification Document, the CUSTOMER may terminate the Item Processing Services Agreement without any penalty.

IMPERIAL                                CUSTOMER

CHARLES F. O'HARA                       BY:__________________________________

SENIOR VICE PRESIDENT                   TITLE:_______________________________

SIGNATURE:________________________      SIGNATURE:___________________________

DATE:_____________________________      DATE:________________________________

                                   EXHIBIT C
                      IMPERIAL SERVICE LEVEL AGREEMENT FOR
                             CALIFORNIA UNITED BANK

IN ACCORDANCE WITH THE TERMS OF THE AGREEMENT FOR ITEM PROCESSING TO WHICH THIS IS EXHIBIT C, IMPERIAL WILL FURNISH THE FOLLOWING INDICATED SERVICES TO CUSTOMER (CUSTOMER TO INITIAL SERVICES DESIRED):

1. ASSUMPTIONS

a. All times referenced shall mean Pacific Standard Time, including Daylight Saving Time, unless otherwise specified.

b. All times listed apply to a "normal operating environment", IMPERIAL will use its best efforts to maintain the listed service levels when interruptions occur, e.g., line failures, equipment failures, etc.

_______2. SERVICE LEVELS

a. PROOF: The CUSTOMER'S office location(s) designated for courier pick-up of over-the-counter items: See Client Specification Document

b. The courier pickup schedule for delivery of over-the-counter items to IMPERIAL shall be mutually agreed upon.

c. When multiple courier deliveries are arranged to maximize the probability that IMPERIAL can release the CUSTOMER transit cash letters to its couriers at the specified times, CUSTOMER should ensure that at least forty (40) percent of its over-the-counter items can be released prior to the final courier run.

d. Float will be assigned based on a table provided by CUSTOMER. The daily float report will include information on all large cash deposits. A transit item end-point analysis report will be provided on a monthly basis.

__________3. DATA TRANSMISSION: Transmission of same day captured items will be available no later than 11:00 p.m. Monday through Thursday and midnight on Fridays or days after holidays.

a. Transmission and tape files will be retained for a minimum of five (5) business days.

b. IMPERIAL will provide a transmission file in the format required by CUSTOMER.

__________4. RESEARCH: CUSTOMER may request photocopies of items via courier, mail, or facsimile transmission. Photo requests are processed and turned around within forty-eight (48) hours. Photocopies are to be as clear as possible and full size. Emergency photo requests are handled by IMPERIAL Customer Service within twenty-four (24) hours.

a. IMPERIAL will retain microfilm of items captured for a period of seven (7) years.

__________5. INCLEARINGS: The Federal Reserve Bank has the right to deliver inclearing items as late as 2:00 p.m. Items received after 2:00 p.m. will not make the scheduled transmission/delivery times. All items received by 2:00 p.m. will be processed during that day and transmission will be on schedule. IMPERIAL will make a best effort to process items received after 2:00 p.m. for same day transmission. Items will be available the following banking day.

__________6. STATEMENT PREPARATION: Personal account statements will leave IMPERIAL two (2) business days after receipt from the data processor, business account statements will leave IMPERIAL two to four (2 to 4) business days after receipt from the data processor. IMPERIAL will notify CUSTOMER when each cycle has been completed and mailed.

EXHIBIT C: IMPERIAL SERVICE LEVEL AGREEMENT FOR (BANK NAME)
(CONTINUED):

                  7. REPORT AND STATEMENT PRINTING OPTIONS

__________a. Reports: All reports are printed on Xerox 4850 Page Printers that are capable of printing on both sides of the paper. The Printers also have the ability to print two pages of information on one side of the paper by reducing the font size. For reports that are not frequently referenced, this enables four (4) pages of information to be printed on a single sheet of paper. (The charge is per image, not per page of data. Therefore, in the example above, CUSTOMER would be charged for two images not four pages. CUSTOMER should note that a minimum monthly charge of $100.00 also applies.)

__________b. Statements: All statements are printed on Xerox 4850 Page Printers that are capable of printing on both sides of the paper. The Printers also have the ability to print two pages of information on one side of the paper by reducing the font size. The Xerox 4850 can print in black and one other color. Using M&I's Custom Statement Formatter, IMPERIAL prints its logo in blue and the remainder in black. IMPERIAL also prints disclosure information on the back of the statement that is customized to the specific account type. This eliminates the need for customized forms and the expense of reprinting the forms when regulations change. (The special price of .05 cents per statement includes all printing regardless of the number of pages. There is, however, a $2,500.00 set-up fee to cover the cost of creating a logo and formatting the disclosure information.)

___N/A____8. IMAGE SIGNATURE TRANSMISSION: After initial conversion, IMPERIAL will transmit image files containing new account holder signatures to CUSTOMER within forty-eight (48) hours of receipt of new signature cards.

__________9. GENERAL SERVICES: IMPERIAL will provide appropriate CUSTOMER personnel with the training necessary to ensure the smooth operation of item processing, including the organization of the daily work and the use of our forms and exhibits.

__________10. (COURIER SERVICES): The courier charge is based on the reports leaving IMPERIAL at 5:00AM and being delivered to CUSTOMER at approximately 7:30AM. The current price for this service is based on combining CUSTOMER'S work with IMPERIAL'S existing couriers. If a special run is set-up, the price will significantly increase. The charge for the courier service will be included with CUSTOMER'S monthly invoice.


IMPERIAL                                CUSTOMER

CHARLES F. O'HARA                       BY:__________________________________

SENIOR VICE PRESIDENT                   TITLE:_______________________________

SIGNATURE:________________________      SIGNATURE:___________________________

DATE:_____________________________      DATE:________________________________